================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)    JULY 11, 2001
                                                        ---------------


                                 HEARTSOFT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    DELAWARE                       033-23138-D                  87-0456766
--------------------------------------------------------------------------------
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)



             3101 NORTH HEMLOCK CIRCLE, BROKEN ARROW, OKLAHOMA 74012
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code     (918) 362-3600
                                                     ------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




================================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 15, 2001, Heartsoft, Inc. filed its Form 10-QSB for the quarterly period ended March 31, 2001 and disclosed in Note 2 to the interim financial statements and in Item 5 - Other Information two recently discovered consulting agreements, one of which will have an impact on the Company's financial statements. The general information disclosed in Form 10-QSB or a corresponding press release of the Management Discussion and Analysis of Form 10-QSB follows:

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

         On September 20, 1998, Heartsoft and Intercap Funding LTD ("Intercap") entered into an agreement whereby Intercap agreed to provide consulting advisory services over a three year period, primarily related to capital formation, in exchange for 1.2 million shares of Heartsoft's Convertible Preferred Stock. On March 16, 2001, Heartsoft issued 1.2 million shares of its common stock to satisfy the Company's obligation under the agreement.

         Upon issuance of the common stock, it was determined that the Company had not previously given accounting recognition to the agreement. The Company's financial statements as of March 31, 1999 and 2000, and June 30, 2000, as well as each of the interim financial statements issued, will be restated to report the accounting recognition for the agreement. The Company's independent certified public accountants advised the Company that they have withdrawn their previously issued opinions on Heartsoft's financial statements included in Forms 10-KSB for the above noted periods.

         The value of the agreement, based on the September 20, 1998, trading price of the common stock into which the preferred stock was to have been convertible, was $240,000. This value should have been allocated to general and administrative expenses over the term of the agreement. The Company's legal counsel has advised that the preferred stock called for in the agreement could not have been validly issued prior to the time the services were rendered. As a result, the obligation will be reported as an accrued liability as it is accrued over the period October 1998 through March 2001. The Company's previously issued financial statements will be amended to retroactively report the accrual. The accumulated deficit reported in the Company's balance sheet reflected on Form 10-QSB for the quarterly period ended March 31, 2001 has been adjusted to reflect the retroactive accrual of this obligation.

         A preliminary review of the consulting agreement indicates the following financial impact on the balance sheets and statement of operations presented on Form 10-KSB for the periods indicated below:

                                              MARCH 31, 1999     MARCH 31, 2000     JUNE 30, 2000
                                              --------------     --------------     --------------
BALANCE SHEET:
--------------
   Accrued expenses previously reported       $       92,900     $       54,052     $       76,569
   Correction to accrued expenses                     50,803            147,118            171,197
                                              --------------     --------------     --------------
   Restated accrued expenses                  $      143,703     $      201,170     $      247,766

   Accumulated deficit previously reported    $   (3,230,708)    $   (4,754,841)    $   (5,225,517)
   Correction to accumulated deficit                 (50,803)          (147,118)          (171,197)
                                              --------------     --------------     --------------
   Restated accumulated deficit               $   (3,281,511)    $   (4,901,959)    $   (5,396,714)

STATEMENT OF OPERATIONS:
------------------------
   G&A expense previously reported            $      544,751     $      925,162     $      328,568
   Correction to G&A expense                          50,803             96,315             24,079
                                              --------------     --------------     --------------
   Restated G&A Expense                       $      595,554     $    1,021,477     $      352,647

   Net loss previously reported               $     (527,081)    $   (1,524,133)    $     (470,676)
   Correction to net loss                            (50,803)           (96,315)           (24,079)
                                              --------------     --------------     --------------
   Restated net loss                          $     (577,884)    $   (1,620,448)    $     (494,755)

   Earnings per share previously reported     $        (0.07)    $        (0.14)    $        (0.04)
   Correction to earnings per share                    (0.01)             (0.01)              --
                                              --------------     --------------     --------------
   Restated earnings per share                $        (0.08)    $        (0.15)    $        (0.04)

         On February 1, 1999 the Company also entered into a Non Circumvention and Consulting Agreement with Intercap Funding LTD. Under the agreement, Intercap was to provide Heartsoft with various services for a period of 180 days and it automatically renewed on the first day of each month thereafter for nine months. Intercap was to receive a finder's fee in cash equal to a certain percentage of all amounts invested in the Company. In addition, the Company was to issue warrants equal to a specified percentage of the number of shares purchased by any introduced parties. In connection with this agreement the Company should have issued 178,763 warrants to Intercap. The warrants are exercisable over five years at values ranging from $1.3437 to $3.4375 per warrant. The warrants are a cost of the capital that was raised and their issuance would not have affected the Company's financial statements.

         On June 1, 2001, the Company and Intercap Funding LTD entered into a new Consulting Agreement. The new agreement cancelled the Non Circumvention and Consulting Agreement, dated February 1, 1999. Pursuant to the new agreement, the Consultant also agreed to surrendered any and all rights that the Consultant had to any warrants to purchase shares of common stock of the Company to which the Consultant was entitled under the Non Circumvention and Consulting Agreement.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         Not Applicable.


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEARTSOFT, INC.
                                            -----------------------------------
                                            (Registrant)



July  11, 2001                              /s/ Benjamin P. Shell
----------------                            -----------------------------------
                                            (Signature)
                                            Chairman of the Board, President
                                            and Chief Executive Officer